EXHIBIT 32.1
CERTIFICATION PURSUANT TO18 U.S.C. §1350,AS ADOPTED PURSUANT TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        In connection with the Annual Report on Form 10-K of HF Financial Corp. (the "Company") for the fiscal year ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Curtis L. Hage, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BRENT R. OLTHOFF
Brent R. Olthoff
Senior Vice President, Chief Financial Officer and Treasurer

Date:	September 17, 2012
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* A signed original of this written statement required by Section 906 has been provided to HF Financial Corp. and will be retained by HF Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.